       ASSUMPTION OF AND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT,
               AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT,
                    ASSIGNMENT OF LEASES AND FIXTURE FILING,
          AMENDED AND RESTATED MORTGAGE NOTE AND OTHER LOAN DOCUMENTS


     THIS ASSUMPTION OF AND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, AMENDED AND RESTATED MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND FIXTURE FILING, AMENDED AND RESTATED MORTGAGE NOTE AND OTHER LOAN DOCUMENTS (this "Assumption Agreement") is made as of December 29, 1998, by and among INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company (the "Original Borrower"), KSL GRAND WAILEA RESORT, INC., a Delaware corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, having an address at 3 New York Plaza, 15th Floor, New York, New York 10004, its successors and/or assigns (the "Lender").

                                    RECITALS

     A. Original Borrower is the owner of the fee estate in a certain tract of land in Honuala, District of Makano, Island and County of Maui, State of Hawaii, upon which the "Grand Wailea Hotel" is located and as more particularly described in Exhibit A annexed hereto (the "Property"), and the building and other improvements located thereon (collectively, the "Improvements", and collectively with the Property, the "Premises").

     B. Credit Suisse First Boston Mortgage Capital LLC ("Original Lender") previously made a loan to Original Borrower in the original principal amount of Three Hundred Fifty Seven Million Dollars ($357,000,000) (the "Original Loan") pursuant to the terms and conditions of that certain Assumption Agreement and Consolidated, Amended and Restated Loan Agreement dated as of June 15, 1998 (the "Original Loan Agreement") and the other "Loan Documents" (as defined in the Original Loan Agreement, and herein collectively referred to as the "Original Loan Documents"), the proceeds of which Original Loan were used by Borrower to acquire the Land and the Improvements.

     C. Thereafter, Original Borrower and Original Lender agreed to reduce the portion of the Original Loan secured by the "Mortgage" (as defined in the Original Loan Agreement) to Two Hundred Seventy Five Million Dollars ($275,000,000) (as reduced, the "Loan") and to amend and restate in their entirety the Original Loan Agreement and the other Original Loan Documents as provided in that certain Amended and Restated Loan Agreement dated as of October 28, 1998, by and between Original Borrower and Original Lender (the "Loan Agreement") and in the "Loan Documents" (as defined in the Loan Agreement), with the remainder of the Original Loan to be evidenced by the "Mezzanine Loan Documents" (as defined in the Loan Agreement). In connection therewith, Original Lender and Original Borrower executed that certain Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Filing dated as of October 28, 1998, encumbering the Property and recorded on November 9, 1998 as Land Court Document Number 2498556 in the Office of the Assistant Registrar of the Land Court for the State of Hawaii (the "Mortgage").

     D. Pursuant to Section 9.3 of the Loan Agreement, Original Lender agreed that Original Borrower had the right to sell and convey the Premises in its entirety to any Person, and in connection therewith to allow the proposed transferee of the Premises to assume the Loan so long as, among other conditions set forth in Section 9.3 of the Loan Agreement, such proposed transferee is either an entity listed on Schedule H to the Loan Agreement and/or is approved by the "Rating Agencies" (as defined in the Loan Agreement).

     E. Pursuant to that certain Pooling and Servicing Agreement dated as of November 20, 1998, Lender acquired all of Original Lender's rights under the Original Loan Documents.

     F. Original Borrower now desires to transfer and convey the Premises to Borrower, and in this regard all of the conditions to such transfer and conveyance set forth in Section 9.3 of the Loan Agreement have been satisfied.

     G. Lender hereby agrees to the transfer of the Premises to the Borrower and the assumption by the Borrower of the Original Borrower's obligations under the Loan Documents, pursuant to the conditions herein provided.

     H. Regardless of the date of execution of this Assumption Agreement, the effective date hereof shall be upon the recordation of this Assumption Agreement and the deed transferring title of the Premises to Borrower.

     I. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender, Original Borrower and Borrower hereby agree as follows:

     1. Assumption of Interest and Liability. Effective upon the acquisition of Original Borrower's title and interest in and to the Premises, Original Borrower hereby assigns, transfers and conveys, and Borrower hereby assumes all duties, obligations and liabilities under and agrees to be bound by all of the terms and provisions contained in the Loan Documents to the fullest extent as if Borrower were the original borrower thereunder. Borrower acknowledges that nothing in this Assumption Agreement shall affect the priority of the lien or interest of the Loan Documents on the Premises. Borrower hereby regrants to Lender a security interest in and to (a) the collateral described in the granting clause of the Mortgage in full accordance with the provisions of the Mortgage, (b) the
Cash  Collateral,   and  (c)  the  Interest  Rate  Cap  Pledge.

     2. Borrower's Representations and Warranties. Borrower represents and warrants to Lender as of the latter of the date hereof or the date of transfer of title to the Premises from Original Borrower to Borrower, that:

          (a) neither Borrower nor any general partner or managing member of Borrower, if any, nor any parent, subsidiary or sister corporation or other Affiliate of Borrower (individually and collectively referred to herein as "Debtor") has made an assignment of all or substantially all of its assets for benefit of its creditors;

          (b) Borrower has not dissolved or liquidated (or suffered any liquidation or dissolution) or amended the terms of its Organizational Documents;

          (c) no application or petition has been filed for the appointment of a custodian, trustee, receiver or agent to take possession of any property of Debtor;

          (d) Borrower has not incurred any indebtedness or material liabilities, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Loan and the other obligations of Borrower to Lender contained in the Loan Documents, and (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Premises; no indebtedness or liabilities (other than debt described in clause (i) above) is or will be secured (senior, subordinate or pari passu) by the Premises;

          (e) Debtor is not "insolvent" as that term is defined in Section 101(31) of the "Bankruptcy Code" (Title 11 of the United States Code; 11 U.S.C. ss.ss.101, et seq.) and is paying its debts and liabilities (including employment and overhead expenses) from its own assets as the same become due;

          (f) Debtor has not filed and is not contemplating filing a petition with the bankruptcy court under the Bankruptcy Code, or commenced any proceeding relating to Debtor under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction;

          (g) no petition or application of the type described in  subparagraphs
     (c) and (f) above,  and no proceeding of the type described in subparagraph
     (f), has been filed or commenced against Debtor, in which (i) Debtor by any act has indicated or intends to indicate its approval thereof, consent thereto, or acquiescence therein, (ii) an order has been or is expected to be entered appointing any such custodian, trustee, receiver or agent, adjudicating Debtor bankrupt or insolvent, or approving such petition or application in any such proceeding, (iii) the bankruptcy court has ordered or is expected to order relief against Debtor under the Bankruptcy Code, or
     (iv) such petition or application was not dismissed within thirty (30) days of such filing or commencement;

          (h) Borrower has not made any loans or advances to any third party (including any Debtor) and has not pledged its assets for the benefit of any third party (including any Debtor);

          (i) Borrower has not guaranteed or otherwise held out its credit as being available to satisfy obligations of any other Debtor or other Person;

          (j) Debtor maintains adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (k) Borrower was organized for the sole purpose of owning, managing and operating the Premises and activities ancillary thereto;

          (l) compliance by Borrower with the provisions of the Loan Documents does not (1) violate or result in any breach of any of the terms, conditions or provisions of, (2) constitute a default under or (3) result in the creation of any lien, charge or encumbrance on any of Borrower's property or assets, contrary to the terms of (i) the Borrower's formation documents (e.g., Articles of Organization), (ii) any indenture, mortgage, deed of trust or other agreement or instrument or (iii) any order of any court or administrative agency entered in any proceeding to which Borrower was or is a party or to which Borrower may be subject, or by which Borrower was or is or may be bound;

          (m) Borrower maintains its own separate books and records and bank accounts in each case which are separate and apart from those of any other Person;

          (n) Borrower has and maintains separate financial statements;

          (o) Borrower holds itself out to the public as a legal entity separate and distinct from any other entity (including any Affiliate thereof) and maintains and utilizes separate stationery, invoices and checks, conducts its business and owns its assets in its own name and corrects any known misunderstanding regarding its separate identity;

          (p) Borrower has not sought its own dissolution or winding up, either in whole or in part;

          (q) Borrower has not commingled its funds and other assets with those of any other Debtor or other Person;

          (r) Borrower has maintained and is maintaining its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Debtor or any other Person;

          (s) Borrower has and is maintaining a reasonable number of employees in light of its contemplated business operations and is not doing any act which would make it impossible to carry on its ordinary business;

          (t) the sole assets of Borrower are (i) the fee interest in the Premises, (ii) such assets as are otherwise acquired in connection with the use, operation, maintenance, repair or management of the Premises, and
     (iii) cash and accounts receivable;

          (u) Borrower has and is observing all corporate formalities;

          (v) Borrower has not acquired the obligations or securities of any of its "shareholders";

          (w) Borrower has and is allocating fairly and reasonably any overhead for any office space which it shares with any other entity; and

          (x) Borrower has read, understood, approved and accepted all the terms and provisions of the Loan Documents.

     3. Release of Liability. Effective upon Borrower's acquisition of Original Borrower's title and interest in and to the Premises and assumption of the Loan and the Loan Documents, Original Borrower shall be released from any liability under the Loan Documents.

     4. Release and Waiver of Liability of Lender. In consideration of the mutual agreements herein contained, the receipt and adequacy of which are hereby acknowledged expressly by Original Borrower on behalf of itself and its attorneys, successors, assigns, and any and all of them (collectively, "Releasors"), Original Borrower hereby fully, finally and forever releases and discharges Lender any and all of its officers, directors, agents, servants, employees, attorneys, successors and assigns, and any and all of them (collectively, "Releasees"), jointly and severally, from any and all claims, demands, controversies, actions, causes of action, obligations, liabilities, costs, expenses, attorneys' fees and damages of whatsoever character, nature and kind, at law or in equity, which Releasors, or any of them, may have against the Releasees, or any of them, arising from, related to or in connection with in any way to the Loan Documents (individually and collectively, the "Released Liabilities"). It is the intention of the parties hereto that the foregoing release shall be effective as a bar to all Released Liabilities, past and present, known and unknown, suspected and unsuspected arising from or in any way related to any act or omission occurring or commencing prior to the date hereof, including, without limitation, any act or omission, or series of similar or related acts or omissions, commencing prior to the date hereof and continuing after the date hereof.

     5. Transfers of Property or Interests in Borrower. Subject to the terms and conditions hereof, Lender hereby consents to the transfer of the Premises to and assumption of the Loan by Borrower, and agrees that such transfer shall not be an "Event of Default" under the Loan Documents. Notwithstanding the foregoing, Lender's consent to the transfer of title to the Premises to Borrower shall not be deemed to be a waiver of the right of Lender to approve further transfers or encumbrances of the Premises or interests in Borrower, and Borrower hereby agrees that it shall be an "Event of Default" under the Mortgage if any such transfer or encumbrance occurs without the prior written consent of Lender.

     6. Fees. All reasonable fees and expenses  incurred by Lender in connection
with  the  transaction   contemplated  hereby,  including  but  not  limited  to
reasonable attorneys' fees and costs, shall be paid by Borrower.

     7. Continuing Security and Protection. Borrower and Lender agree that the Assignment of Leases continues to protect, and the remainder of the Loan Documents continue to secure, the full performance of each and every obligation of the Note. This Assumption does not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note, nor will it in any way affect or impair the lien of the Loan Documents. Borrower agrees that the lien of the Mortgage continues to be in full force and effect, and other than to the extent provided herein, unaffected and unimpaired by this Assumption or by the transfer of the Premises from Original Borrower to Borrower, and that said lien shall so continue in first priority until the debt evidenced by the Note is fully discharged.

     8. Amendment to Loan Documents; Reaffirmation. In order to reflect that the

Borrower is assuming the Loan pursuant to the terms of Section 9.3 of the Loan Agreement (which, among other things, requires the Borrower to at all times maintain one independent director), and that Original Borrower is satisfying the "Mezzanine Indebtedness" (as defined in the Loan Agreement) in connection with the Borrower's acquisition of the Premises and assumption of the Loan, the parties hereby agree to the following changes to the Loan Documents: (a) The definitions of "First Mezzanine Lender", "Mezzanine Indebtedness", "Mezzanine Indebtedness Loan Documents", and "Second Mezzanine Lender" set forth in the Loan Agreement hereby are deleted in its entirety, and all references to the "First Mezzanine Lender", "Mezzanine Indebtedness", "Mezzanine Indebtedness Loan Documents", and "Second Mezzanine Lender" in the Loan Agreement and the other Loan Documents hereby are omitted; (b) The definitions of the "Junior Mortgages", the "Second Mortgage" and the "Third Mortgage" set forth in the Mortgage hereby are deleted in their entirety, and all references to the "Junior Mortgages", the "Second Mortgage" and the "Third Mortgage" in the Mortgage and the other Loan Documents hereby are omitted; (c) All references in the Loan Documents to the "Borrower" shall be to the Borrower as herein defined; (d)
Section 8(w) is renumbered  as Section 8(x) and the  following  text is added to
Section 8, as new item (w): "(w) Borrower has, and at all times will maintain one independent director; and"; and (e) All references to any of the Loan Documents in any of the other Loan Documents shall be deemed to apply to such Loan Document as herein amended.

     Except as specifically set forth herein, each of the terms, conditions, representations and warranties of the Note and the other Loan Documents (including without limitation the Mortgage, the Assignment of Leases and Rents, and the Environmental Indemnification Agreement (as such terms are defined in the Loan Agreement)) shall remain unmodified and in full force and effect, and hereby are expressly reaffirmed by Borrower (with time remaining of the essence thereunder and hereunder). Without limiting the foregoing, Borrower expressly acknowledges and agrees that Borrower shall have no right to consent, create, incur or assume any Indebtedness other than the Loan and as otherwise permitted in Sections 4.4(a)(ii) through 4.4(a)(iv) of the Loan Agreement, nor shall Borrower consent, create, incur or assume any Indebtedness in violation of
Section 8.1(h) of the Loan Agreement or of any other provision of the Loan Documents (as herein amended).

     9. Indemnity and Hold Harmless. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against, and on demand shall reimburse Lender for, any and all loss, liability, damage, expense, or cost, including without limitation reasonable attorneys' fees and costs, arising out of or incurred in connection with the transactions contemplated by this Assumption Agreement or any suit, action, proceeding or demand resulting therefrom. In addition to the foregoing, Borrower shall pay all reasonable attorneys' fees incurred by Lender in any post-judgment proceedings to enforce any judgment in connection with this Assumption Agreement. This provision is separate and several and shall survive the merger of this provision into any judgment

     10. Notice. For purposes of compliance with any notice provisions in the Loan Documents, all notices to Borrower shall be sent to the following addresses:

     KSL Grand Wailea Resort, Inc.
     c/o KSL Recreation Corporation
     56-140 PGA Boulevard
     La Quinta, California 92253
     Attention:        John Saer

     Telecopy:         (760) 564-4880

     and all notices to the Lender shall be sent to the following addresses:

     Norwest Bank Minnesota, National Association,
     as Trustee in trust for Holders of CSFB Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-FL1
     C/o Pacific Life Insurance Company700 Newport Center Drive
     Newport Beach, California  92660
     Attention:        Michelle A. Stickles, Vice President
     Telecopy:         (949) 760-4356

     11. Rule of Construction. This Assumption Agreement and the other Loan Documents shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Lender and Borrower have contributed substantially and materially to the preparation of this Assumption Agreement and the other Loan Documents.

     12. No Oral Modification. This Assumption Agreement, the Loan Agreement, the Mortgage, the Note and the other Loan Documents and all instruments referred to in any of them can be extended, modified or amended only in writing executed by Lender and Borrower and that none of the rights or benefits of Lender can be waived permanently except in a written document executed by Lender. Borrower further acknowledges Borrower's understanding that no officer or administrator of Lender has the power or the authority from Lender to make an oral extension or modification or amendment of any such instrument or agreement on behalf of Lender. Borrower acknowledges that except for this Assumption Agreement there have been no amendments or modifications to the Note, the Loan Agreement or the other Loan Documents.

     13. Severability. In the event that any of the covenants, agreements, terms or provisions contained in this Assumption Agreement or in any Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in such Loan Document(s) shall be in no way affected, prejudiced or disbursed thereby.

     14. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     15. Jury Trial. EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSUMPTION AGREEMENT, THE LOAN AGREEMENT, THE MORTGAGE, THE CASH
MANAGEMENT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF BORROWER OR LENDER RELATING TO THE LOAN AND/OR THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS ASSUMPTION AGREEMENT AND THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS ASSUMPTION AGREEMENT AND THE LOAN DOCUMENTS.

     16. Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS ASSUMPTION AGREEMENT, THE LOAN AGREEMENT, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE

JURISDICTION OF THE AFORESAID COURTS. BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 10
HEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS ASSUMPTION AGREEMENT, THE LOAN AGREEMENT, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

     17. Successors and Assigns. This Assumption Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties to this Assumption Agreement.

     18. Time of the Essence. Time is of the essence as to Borrower's obligations under this Assumption Agreement and the Loan Documents.

     19. Entire Agreement. This Assumption Agreement and the Loan Documents, including all annexes, schedules and exhibits hereto and all other documents furnished to Lender in connection with this Assumption Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby.

     20. Counterparts; Headings. This Assumption Agreement may be executed in counterparts, each of which shall constitute an original, and which, when taken together, shall constitute but one instrument. The captions and headings of the various sections of this Assumption Agreement are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

         IN WITNESS WHEREOF, the parties hereto have executed this Assumption Agreement as of the date first above written.

ORIGINAL BORROWER:       INTERNATIONAL  HOTEL  ACQUISITIONS,  LLC, a  Delaware
                            limited liability company


                         By         /s/ Lance J. Graber
                            ------------------------------------

                                  Name       Lance Graber
                                  Its        Vice President



BORROWER:                KSL GRAND WAILEA RESORT, INC., a Delaware corporation

                         By          /s/ John K. Saer, Jr.
                            ------------------------------------
                                  Name       John K. Saer, Jr.
                                  Its        Vice President




                        [SIGNATURES CONTINUED NEXT PAGE]



LENDER: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee under the Pooling and Servicing Agreement dated November 20, 1998, for the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-FL2



          By     PACIFIC LIFE INSURANCE COMPANY, as Servicer for
                 Norwest Bank Minnesota



                 By      /s/ C. S. Dillion
                    ------------------------------
                         Name    C. S. Dillion
                         Its     Vice President


                 By      Janine C. Stallings
                    ------------------------------
                          Name    Janine C. Stallings
                          Its     Assistant Secretary


                                   EXHIBIT "A"
                                   -----------

                                Legal Description

All of those certain parcels of land situate at Honuaula, District of Makawao, Island and County of Maui, State of Hawaii, described as follows:

LOTS:             463-A, area 36.603 acres;
                  463-C, area 0.297 acres; and


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                  463-D,  area  0.003  acre,  more or less,  as shown on Map 72, filed with Land Court Application No. 1804 of Matson of Navigation Company.

AS TO LOT 463-A ONLY;

                  EXCEPTING any portion of the above described property lying below the line of high water, said line of high water being defined by Sections 205A-41 to 205A-43.6 of the Hawaii Revised Statutes, as amended, and also excepting any artificial accretions to said property waterward of said water line.

Being all of the land described in and covered by Transfer Certificate of Title No. 523,769 Issued to: KSL Grand Wailea Resort, Inc., a Delaware corporation